                         DISCOUNT FACTORING AGREEMENT

                                    BETWEEN


                         CONGRESS TALCOTT CORPORATION


                          1133 AVENUE OF THE AMERICAS

                             NEW YORK, N.Y. 10036


                                      AND


                          LEVCOR INTERNATIONAL, INC.
                          --------------------------
                               (NAME OF CLIENT)


                          1071 AVENUE OF THE AMERICAS
                          ---------------------------
                               (STREET ADDRESS)


                              NEW YORK, NY 10018
                              ------------------
                                (CITY) (STATE)

                                                Date     November 14, 1997
                                                     --------------------------

Gentlemen:

         We hereby present to you this letter agreement under which we shall act as your sole factor for all your sales of merchandise and/or rendition of services.

         1. No sales or deliveries of goods or rendition of services shall be made without first requesting the prior written approval of our Credit Office in each instance as to terms, amounts and credit of prospective purchasers ("customers"), and we shall have the right to withdraw such approval at any time before actual delivery of merchandise or rendition of services, as the case may be. The purchase price of all sales made by you shall be payable only to us as factors, and all contracts of sale, bills and invoices sent to customers shall so stipulate in form satisfactory to us. We shall be entitled to collect and receive all proceeds of your sales and shall enjoy all the rights and remedies of the sales of goods, including the rights of stoppage in transit, reclamation and replevin, subject only to our obligation as factor to account to you in accordance with the terms hereof. We shall not be liable to any person or in any manner for refusing to give, or for withdrawing credit approval for any customer or for exercising our rights and remedies as set forth herein.

         2. You hereby sell and assign to us all of your accounts receivable, contract rights, and other customer obligations for the payment of money arising out of your sale of goods or rendition of services, now existing and hereafter arising ("accounts"), together with all proceeds thereof, all security and guarantees therefor, all of your rights to the goods and property represented thereby, and all of your rights and remedies against the customers thereunder. With respect to sales approved and accepted by us, upon delivery or performance, and acceptance of the goods or services by the customer, without claim or dispute, we shall purchase the accounts created thereby and shall assume the credit risk, being responsible only for the financial inability of the customer to pay at maturity. We shall not be responsible for any nonpayment of an account because of the assertion of a claim or dispute of any kind by a customer (whether or not such claim or dispute relates to the specific account) or the assertion or exercise of any counterclaim or offset, or if any warranty made by you to us in respect of any such account has been breached. Any sale of goods or renditions of service made by you which is not approved in writing by us as to credit, as well as accounts for which we are not responsible for nonpayment and as to which credit approval is withdrawn as aforesaid, shall be known as a C.R. (client's risk) account. All such C.R. accounts assigned to and purchased by us are with full recourse to you and at your credit risk, but are otherwise subject to the covenants, terms and conditions provided herein in respect of accounts on which we have assumed the credit risk.

         3. It is understood that you will promptly adjust all disputes with customers, provided that we have not withdrawn such right to adjust from you upon the occurrence of an Event of Default hereunder or in any event on notice by us, and promptly advise us in writing of the same upon your receiving notice thereof, and we shall have the right to charge back to you any account involved in a claim, dispute or return asserted or made by a customer and other C.R. accounts, before or after the maturity thereof, together with interest at the then effective governing rate (as defined in paragraph 6(a) hereof) from the date of original credit to the date of full payment. The charge-back of any such accounts shall not be deemed a reassignment thereof, and title thereto and to the merchandise represented thereby shall remain in us until we shall have been fully reimbursed. We agree to reassign to you any such charged-back account upon your payment to us, in cash, of the amount or amounts credited by us to you thereon, together with applicable interest. As absolute owner of each account, we may in our sole discretion enforce, effect any compromise, settle and adjust any account, in our name or yours, without affecting or limiting your obligations to us under this agreement and whether or not any such account shall have been charged back. Unless we shall otherwise direct, all credit memoranda to be issued to any customer shall be furnished by you only to us for transmission to the customer, who shall be solely entitled to the benefit thereof and to the benefit of any discounts and allowances. You shall indemnify us for, and hold us harmless against, any loss, liability, claim or expense of any kind (including reasonable attorneys' fees and disbursements) arising from any claims of, or disputes with, your customers (or any other persons) as to terms, price, quality, or otherwise, directly or indirectly relating to accounts, including any claim for a return of any payments thereunder, or pertaining to any other matter.

         4. All goods shall be billed and invoiced upon forms of bill or invoice satisfactory to us and, unless otherwise directed by us, the said bills and invoices shall bear the words "Pay only to CONGRESS TALCOTT CORPORATION. This account and the merchandise covered hereby is assigned and is payable only to CONGRESS TALCOTT CORPORATION, to whom notice must be given of any merchandise returns or of any claims for shortage, non-delivery or otherwise", and shall be payable at such address as we shall direct. At our request, invoices to customers shall be mailed by us at your expense.

         5. At your own cost and expense you will keep proper books of account, showing all sales and all claims, allowances, disputes and similar information with respect to the accounts and the goods and services relating thereto. Such books, records, correspondence and papers pertaining to sales and accounts shall be open to our inspection and we shall have the right to examine and make copies of such books, records, correspondence and papers and to perform general audits at all reasonable times. All remittances, checks, notes receivable, instruments and other proceeds of accounts shall be our property and, if received by you, shall be held in trust and immediately transmitted and delivered to us in the identical form received together with any endorsement or assignment deemed necessary by us. We shall have the right, but not the obligation, to deposit any checks or other remittances received on accounts regardless of notations or conditions placed thereon by your customers or deductions reflected thereby and to charge the amount of any such deduction to your account. You further authorize us to endorse your name on any and all checks or other forms of remittances and proceeds received in payment of accounts whenever we deem such endorsement to be necessary to effect collection thereof. We may request shipping receipts covering all sales to be promptly delivered to us and you shall not be entitled to any credit with respect to any account until the relevant shipping receipts have been delivered to us. You will supply us with as many duplicate bills as we may from time to time reasonable [sic] require.

         6.(a) On the last day of each month we will credit you with the purchase price for your accounts arising during such month which have been assigned to us and are approved, accepted and purchased by us. The purchase price for such accounts shall be their respective invoice amounts, less our commission as provided for herein and less all selling discounts (at our option, calculated on any terms offered), and all credits or deductions allowed or granted to the customer at any time, and less a discount at the governing rate then in effect, calculated for the period commencing on the first day of the following month, to and including the weighted average maturity date for such accounts, plus FIVE (5) additional business days for collection and clearance of remittances. For the purpose of this agreement, "governing rate" shall mean a rate per annum which is ONE HALF percent (1/2%) in excess of the prime commercial interest rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., as its prime rate, whether or not such announced rate is the best rate available at such bank. The governing rate shall increase or decrease by an amount equal to each increase or decrease, respectively, in such prime commercial interest rate, effective on the first day of the month after any change in such prime commercial interest rate based on the rate in effect on the last day of the month in which any such change occurs. The governing rate shall be calculated based on a three hundred sixty (360) day year and actual days elapsed.

         (b) Prior to our crediting you with the discounted value of your net accounts purchased by us at the last day of each month, we may, upon your request, but at our sole discretion in each instance advance to you up to NINETY percent (90%) of the net amount of approved accounts assigned to and accepted by us at any time during the month, so long as at all times we shall maintain a reserve of not less than TEN percent (10%) of the net amount of all of your accounts which have been assigned to us and are then outstanding. You will be charged with interest on all sums advanced or charged to you under this agreement, and other sums owed by you to us at the governing rate then in effect. In the event that the amount of any sums advanced or charged to you under this agreement exceeds the amount available to you pursuant to the percentage of the net amount of outstanding approved accounts assigned to and accepted by us as set forth above or any other percentage or sublimit set forth in any supplement to this agreement, the "governing rate" on the entire amount of such excess(es) shall be a rate per annum which is one-half of one percent (1/2%) above the governing rate otherwise applicable under Section 6(a) above (whether or not such excess(es) arise or are made with or without our knowledge or consent). On and after the date of any Event of Default or the effective date of any termination or non-renewal hereof, the "governing rate" on all then outstanding and unpaid Obligations shall accrue at the governing rate provided for in the preceding sentence from the date of such Event of Default or the effective date of any termination or non-renewal until payment in full of all Obligations. In no event shall the rate of interest agreed to or charged to you hereunder exceed the maximum rate of interest permitted to be agreed to or charged to you under the law or the jurisdiction whose laws are applicable to such rate of interest. As of the last day of each month, we will credit you with interest on any net credit balance in your favor during such month, at the governing rate in effect hereunder for advances during such month except that no credits shall bear interest subsequent to the adjusted average due date of the receivables creating such credits. We shall remit to you upon request, or at any time at our option, any amount to your credit on our books, subject to our right to withhold and retain at all times, as a reserve, that amount or your accounts assigned to us and still outstanding which in our sole discretion is or may be necessary to allow for possible returns, allowances, claims or expenses or to provide for the payment to us of your liabilities under this agreement.

         7. For our services hereunder, we shall receive a commission equal to SIX TENTHS OF ONE percent (.60%) of the invoice amount of each account, less selling discounts (at our option, calculated on any terms offered), which commission shall be due and payable by you, and chargeable to your account with us, as at the end of the month in which such account arises, but in no event less than $4,000.00 each and every month. Such charge is based upon maximum selling terms of SEVENTY (70) days, and no more extended terms or additional dating shall be granted by you to any customer without our prior written approval in each instance. In the event that we shall give our written approval, each time the due date on any account (whether the original due date or any previously extended due date) is extended or further extended, as the case may be, you shall pay to us a service fee of $5.00, which fee is due and payable on the date of the extension. When such approval is given by us, our charge with respect to the accounts covered thereby shall be increased at the rate of twenty-five percent (25%) for each additional thirty (30) days or thereof of extended terms or additional dating. The minimum factoring commission on each invoice in respect of any account shall be $3.00. Our assumption of credit risk shall not include any invoice which represents the sale of samples.

         8. About fifteen (15) days after the end of each month, we will render to you a statement with respect to the accounts purchased by us in the previous month, and all advances and charges made to your account under this agreement. In addition to any other amounts chargeable to your account, your account shall be charged with all discounts to customers on assigned sales and all returns, allowances or credits. You will also be charged with interest, at the governing rate then in effect hereunder as to advances, on the amount of any customer credit issued on any account after the date the discounted purchase price thereof has been credited to you, for the period from the date of crediting of such purchase price to the date of the issuance of such customer credit. All statements, reports or accountings rendered or issued by us to you shall be deemed accepted by you and shall be finally conclusive and binding upon you unless you notify us to the contrary, specifying the precise respects in which you differ with such statement, report or accounting, by registered or certified mail within sixty (60) days after the date such statement, report or account is sent to you. In the event that we provide to you or on your behalf from time to time additional statements, reports or accounting with respect to the accounts or otherwise in connection herewith, you shall pay to us an additional fee in the amount of $50.00 for each such additional statement, report or accounting, which fee is due and payable on the date of the issuance by us of such additional statement, report or accounting.

         9. As collateral security for any and all of your (and your subsidiaries' and affiliates') indebtedness and obligations to us and to each of our subsidiaries and affiliates, whether matured or unmatured, absolute or contingent, now existing, or that may hereafter arise (including under indemnity or reimbursement agreements or by subrogation) and howsoever acquired by us, whether arising directly between us or acquired by us by assignment, whether relating to this agreement or independent hereof, including all obligations incurred by you to any other concern factored or financed by us or by any subsidiary or affiliate of ours (collectively, the "Obligations"), you do hereby grant to us, for our own account and on behalf of our subsidiaries and affiliates, a security interest in all or your accounts, contract rights, documents, instruments, chattel paper and general intangibles (whether or not specifically assigned to us), now existing and hereafter created or acquired, and in the proceeds thereof, any security and guarantees therefor, in the goods and property represented thereby, in all of your books and records relating to the foregoing, all of your rights in connection with any of the foregoing, and in all sums of money at any time to your credit with us or with any of our subsidiaries and affiliates, and any of your property at any time in our possession or in the possession of any of our subsidiaries and affiliates. You hereby agree to pay all debit balances in your account on demand and irrevocably authorize us to charge at any time to your account any Obligations, and to pay any Obligation owing to any of our subsidiaries and affiliates by so charging your account. You agree to execute financing statements and any and all other instruments and documents that we by request to perfect, protect, establish or enforce the security interests granted hereunder or other provisions hereof. You do hereby authorize us to file such financing statements without your signature, signed only by us a secured party, or a reproduction of this agreement to reflect the security interests granted hereunder. You hereby warrant that you are solvent, that you have full right and authority to sell and assign to us and to grant to us a security interest in your property as provided in this agreement, that you have not granted a security interest therein or in any of your inventory to any other party, and that you will not hereafter grant any security interest therein or in any of your inventory, other than to us, at any time during the term of this agreement and until the security interest granted hereunder has been terminated. Immediately upon our request, you shall pay to us, or reimburse us for, all reasonable sums, costs and expenses which we may pay or incur in connection with or related to the negotiation, preparation, consummation, administration and enforcement of this agreement, any supplement hereto, and all other agreements, documents and instruments in connection herewith and therewith, and the transactions contemplated hereunder and thereunder, together with any amendments, supplements, consents or modifications which may be hereafter contemplated (whether or not executed), made or entered into in respect hereof and thereof, and all efforts made to defend, protect or enforce the security interest and other rights granted herein or therein or enforcing payment of the Obligations, including, without limitation, filing fees and taxes, recording taxes, expenses for searches, expenses heretofore incurred by us and from time to time hereafter during the course of periodic field examinations of our collateral or your operations (plus a charge of $500 per person per day for our examiners in addition to reimbursement for their expenses), wire transfer fees, check dishonor fees, the fees and disbursements of our counsel, all fees and expenses for the service and filing of papers, premiums on bonds and undertakings, fees of marshals, sheriffs, custodians or auctioneers and others, travel expenses and all court costs and collection charges, all of which shall be part of the Obligations and shall accrue interest after demand thereof at the highest governing rate payable on any of the Obligations. At our option, all principal, interest, fees, commissions, costs, expenses or other charges with respect to this agreement may be charged directly to your account maintained by us.

         10. Notwithstanding anything to the contrary contained herein, the aggregate amount of the Obligations outstanding at any time shall not exceed $5,000,000, except in our sole discretion. In the event that the outstanding aggregate amount or the Obligations exceeds such amount, you shall remain liable therefor and the entire amount of such excess shall, at our option, be immediately due and payable upon demand.

         11. You shall not be entitled to pledge our credit in connection with any purchase of goods or for any other purpose whatsoever.

         12. If any goods are rejected or returned by, or recovered from, a customer on any account, you shall forthwith pay us the amount of such account, either in cash or by the assignment of new accounts acceptable to us hereunder. Until such repayment, such goods shall be held by you in trust for our benefit, shall be segregated and identified by you as our property, and upon our request, at your expense, shall be delivered to or for our account or upon our order to such place or places as we may designate. We may sell or cause the public or private sale of any such goods, upon five (5) days written notice to you, at such places and upon such terms as we may deem proper, and we may be the purchaser at any public sale. The proceeds of any such sale or sales shall first be applied to the costs and expenses of and incident to such sale, and the balance, if any, shall be credited to your account and your account shall be charged with any deficiencies, costs and expenses.

         13. We shall have no responsibility for, or liability in respect of, the care, shipment, transportation of, or insurance upon, any of your inventory or other goods, our liability being solely that of a factor purchasing the accounts arising from sales made by you which have been approved by us and paying you therefor as hereinabove set forth.

         14. (a) This agreement shall commence and become effective as of the date hereof and shall continue in full force and effect for a term ending one
(1) year from the date hereof and renewing automatically from year to year thereafter, unless sooner terminated pursuant to the terms hereof. You may terminate this agreement on the anniversary of the date hereof in any year by giving to us at least sixty (60) days prior written notice by registered or certified mail, return receipt requested. We may terminate this agreement at any time by giving to you at least sixty (60) days prior written notice and, in addition, we shall have the right to terminate this agreement immediately at any time upon the occurrence of an Event of Default. No termination of this agreement shall relieve or discharge you of your duties, obligations and covenants hereunder until all Obligations have been fully and finally paid and satisfied (whether contingent or otherwise) and our continuing security interest in any of your assets or properties shall remain in effect until such Obligations have been fully and finally paid and satisfied (whether contingent or otherwise).

         (b) If we terminate this agreement upon the occurrence of an Event of Default or at your request on any date other than the anniversary of the date hereof after our receipt of sixty (60) days prior written notice from you as provided above, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of our lost profits as a result thereof, you hereby agree that you will pay to us in cash or other immediately available funds, upon the effective date of such termination, an early termination fee in the amount equal to (i) the percentage for our commission set forth in Section 7 hereof multiplied by the total aggregate amount of sales by you in the immediately preceding twelve (12) month period, as determined by us, divided by twelve (12) multiplied by (ii) the number of months (or any part thereof) remaining in the then current term. Such early termination fee shall be presumed to be the amount of damages sustained by such early termination and you agree that it is reasonable under the circumstances currently existing.

         (c) All Obligations shall be, at our option, immediately due and payable without notice or demand immediately upon the occurrence of any Event of Default or the termination hereof and any provision of this agreement or any supplement hereto as to future advances by us to you shall, at our option, terminate forthwith upon the occurrence of any Event of Default or the termination hereof. Upon the effective date of termination or non-renewal of this agreement, you shall pay to us in full all outstanding and unpaid Obligations (including, but not limited to, loans and all interest, commissions, fees (including the early termination fees provided herein, if applicable), charges, expenses, and other amounts provided for hereunder or otherwise) and shall furnish cash collateral to us for all undrawn amounts available pursuant to previously issued and outstanding letter of credit accommodations (if any), by wire transfer in federal funds to such bank account, as we may in our discretion designate for such purpose.

          15. The occurrence of any one or more of the following shall constitute an Event of Default hereunder and under any supplement hereto or other agreement by you with, to or in favor of us: (a) Upon our giving you five
(5) business days written notice you fail to pay or perform when due any of the Obligations or you breach any of the terms, covenants, conditions or provisions contained in this agreement or any other agreement between us; (b) any present or future representation, warranty or statement of fact made by you or on your behalf to us in this agreement or any other agreement, schedule or instrument referred to herein or therein or related hereto or thereto is false or misleading at any time; (c) we in good faith believe that, because of a change in the condition or affairs (financial or otherwise) of you or any guarantor of any of the Obligations, either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the collateral is not sufficient to fully secure the Obligations; and (d) the occurrence of any of the following with respect to you or any guarantor of any of the Obligations: dissolution; termination of existence; insolvency; business cessation or suspension; calling of a meeting of creditors; appointment of a receiver for any property; assignment for the benefit of creditors; commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency law; entry of any court order which enjoins or restrains the conduct of business in the ordinary course. Upon the occurrence of any Event of Default hereunder, we shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which we have a security interest. We may sell or cause to be sold any or all such collateral, in one or more sales or parcels, at such prices and upon such terms as we reasonably deem best, and for cash or on credit or for future delivery and at a public or private sale as we may deem appropriate, [u]pon our giving you five (5) business days written notice. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, we shall give you reasonable notice of the time and place of any public sale of collateral owned by you or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to your address shown herein, at least five
(5) days before the time or the sale or disposition thereof. We may be the purchaser at any such public sale. The proceeds of sale of such collateral shall be applied first to all costs and expenses of and incident to such sale, including reasonable attorneys' fees and then to the payment, in such order as we may elect, of all sums owing to us hereunder. We shall return any excess to you, subject to the rights of third parties or as otherwise required by applicable law, and you shall remain liable for any deficiency.

         16. You agree that you will furnish to us, as soon as available, but in any event not later than one hundred and twenty days (120) after the close of each fiscal year, your audited financial statements for such fiscal year (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting the financial position and the results of your operations as at the date thereof and for the fiscal year then ended and prepared in accordance with generally accepted accounting principles consistently applied. Such audited statements shall be examined in accordance with generally accepted auditing standards by, and accompanied by a report thereon unqualified as to scope of, independent certified public accountants selected by you and acceptable to us. In addition, at such time or times as we may request, you will furnish to us such quarterly or monthly unaudited financial statements (including balance sheets, statements of income and loss, statements of cash flows and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of your operation as at the date thereof and for such periods prepared in accordance with generally accepted accounting principles consistently applied and such other information with respect to your business, operations and condition (financial or otherwise), as we may from time to time reasonably request.

         17. This agreement is deemed made in the State of DELAWARE and shall be governed, interpreted and construed in accordance with the laws of said State. Each of the parties hereto hereby irrevocably submits and consents to the non-exclusive jurisdiction of any local, state or Federal court located within such State in any action or proceeding involving this agreement or any other agreement, document or instrument by you with, to or in favor of us or in any way relating to the relationship between us and each of the parties hereto hereby waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in any such court. In any such action or proceeding, you waive personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail, directed to you at your address set forth herein. Within thirty (30) days after the receipt you shall appear in answer to such summons and complaint or other process, failing which you shall be deemed in default and judgment may be entered by us against you for the amount of the claim and other relief requested therein. No modification, waiver or discharge of this agreement shall be binding upon us unless in writing and signed by us. If at any time we should fail to exercise any right or remedy hereunder, it shall not constitute a waiver on our part of exercising the same or any other right or remedy at any subsequent time. If any taxes are imposed upon, or if we shall be required to withhold or pay any tax or penalty because of or in connection with any transactions between us under this agreement, you agree to indemnify us and hold us harmless in respect thereof. This agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed given or made: (a) if by hand, telex, telegram, facsimile or other telecommunication immediately upon sending; (b) if by overnight delivery service, one (1) day after delivery to the overnight delivery service and (c) if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at the address set forth herein (or to such other address as either party may designate by notice in accordance with the provisions of this section).

         18. Trial by jury is hereby waived by each of us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this agreement or the relationship created hereby.

 The foregoing is acknowledged, accepted and agreed to:

                                            CONGRESS TALCOTT CORPORATION

LEVCOR INTERNATIONAL INC.             By /S/ CHRISTOPHER GOLL
---------------------------------        --------------------------------------
(Client's Name)                           CHRISTOPHER GOLL VICE PRESIDENT Title



By /S/ ROBERT A. LEVINSON
  ------------------------------------
   ROBERT A. LEVINSON PRESIDENT Title


              (Seal)                                      (Seal)

Location of Client's Books and Records:        Chief Executive Office of Client

         1071 AVENUE OF THE AMERICAS              1071 AVENUE OF THE AMERICAS
------------------------------------------- ------------------------------------


         NEW YORK, NY  10018                         NEW YORK, NY 10018
------------------------------------------- -----------------------------------

                             OFFICERS' CERTIFICATE

         The undersigned, President and Secretary of LEVCOR INTERNATIONAL,
INC. a corporation duly organized and validly existing under the laws of the State of DELAWARE DO HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors of said corporation, duly called and held on the 14 day of Nov, 19... [sic], at which a quorum was present and voting throughout, and which are not in conflict with the Certificate of Incorporation, By-Laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect:

         "WHEREAS, this corporation proposes to enter into a factoring agreement with CONGRESS TALCOTT CORPORATION ("CONGRESS"), having an office 1133 [sic] AVENUE OF THE AMERICAS, NEW YORK, NY 10036, pursuant to which this corporation will sell and assign to Congress all of its accounts (as defined therein), and will grant to Congress a security interest in all of its accounts, contract rights, chattel paper and general intangibles and certain other personal property of this corporation (hereinafter collectively, the "collateral"), and the form of such factoring agreement having been submitted to and duly considered at this meeting, and the execution and delivery thereof having been deemed to be in the best interest of this corporation; now, therefore, be it:

         "RESOLVED, that any one or more of the officers of this corporation be, and they each hereby are, authorized, directed and empowered, in the name and on behalf of this corporation: to enter into, execute and deliver to Congress a factoring agreement substantially in the form submitted to this meeting, with such changes as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; from time to time, to sell and assign to Congress its accounts, and to borrow money and obtain advances and other financial accommodations from Congress, and to grant a security interest in the collateral, now existing or hereafter arising, pursuant to the terms of said factoring agreement, or otherwise, in such amounts and upon such terms and conditions as said officer of officers may consider appropriate; to execute and deliver one or more promissory notes or other evidence of indebtedness, financing statements, supplementary agreements, assignments, schedules, transfers, notices, contracts, subordination agreements, guarantees, designations, consignments and other instruments and documents in connection with the factoring agreement, as amended or supplemented from time to time (including the grant of additional liens and security interests in such personal property and/or real property of this corporation as may be requested by Congress pursuant to any such supplement), containing and upon such terms as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; to adopt a facsimile printed or rubber stamp signature for the purpose of expediting the terms of the factoring agreement; and to execute and deliver such further documents and to perform such other acts as may be necessary or desirable to effectuate the foregoing resolution; and all such action of said officer or officers heretofore or hereafter taken shall be deemed as the action of, and is hereby authorized, ratified, approved and confirmed by, this corporation and the board of directors thereof; and it is further

         "RESOLVED, that until Congress receives notice in writing by registered mail of any changes or limitations of authority of any officers of this corporation, it is authorized to rely upon the authority and power set forth in these resolutions."

         The undersigned DO FURTHER CERTIFY that the Certificate of Incorporation and By-Laws of this corporation contain no requirement for shareholder approval or consent to the execution of the factoring agreement or the consummation of any of the transactions referred to in the foregoing resolutions. The undersigned DO FURTHER CERTIFY that the chief executive office and all of the locations of books and records of this corporation as of the date of the execution and delivery of the factoring agreement are as set forth therein and shall not be changed without Congress' written consent.

         IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of this corporation this 14 day of NOVEMBER, 1997.

                                   /S/ ROBERT A. LEVINSON
                                   ----------------------------------------
                                       ROBERT A. LEVINSON      President

         (Corporate Seal)

                                    /S/ ROBERT A. LEVINSON
                                   ----------------------------------------
                                       ROBERT A. LEVINSON      Secretary

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